UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2020

RTW RETAILWINDS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-32315 (Commission File Number)	33-1031445 (IRS Employer Identification No.)

330 West 34th Street
9th Floor
New York, New York 10001
(Address of principal executive offices, including  Zip Code)

(212) 884-2000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share*	RTWI*	OTC Pink*

*On July 6, 2020, the New York Stock Exchange (“NYSE”) notified RTW Retailwinds, Inc. (the “Company”) that it would apply to the Securities and Exchange Commission (the “SEC”) to delist the Company’s common stock upon completion of all applicable procedures. The delisting will be effective 10 days after a Form 25 is filed with the SEC by the NYSE. The Company’s trading of its common stock commenced on July 7, 2020 on the OTC Pink, under the symbol “RTWI.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on June 19, 2020, RTW Retailwinds, Inc. (the “Company”) received notice from the New York Stock Exchange (“NYSE”) that the Company is non-compliant under Section 802.01B of the NYSE Listed Company Manual, as the result of the Company’s average market capitalization over a consecutive 30 trading-day period was less than $50 million and its stockholders’ equity was less than $50 million. As required by Section 802.02 of the NYSE Listing Rules, on June 25, 2020, the Company issued a press release disclosing the fact that it has fallen below the continued listing standard.

Given the Company’s challenging financial situation as a result of the significant downturn in business that is exacerbated by store closures due to COVID-19, the Company is unable to take advantage of the cure process specified in Section 802.02 of the NYSE Listing Rules. The Company has experienced substantial and recurring losses from operations. As such, the Company has been considering available options including restructuring its obligations or seeking protection under the bankruptcy laws. For further information regarding the Company’s financial position and results of operations, please see its Annual Report on Form 10-K for the fiscal year ended February 1, 2020, as filed with the Securities and Exchange Commission on June 9, 2020.

Therefore, on July 6, 2020, the NYSE confirmed that it will apply to the Securities and Exchange Commission to delist the common stock upon completion of all applicable procedures, including any appeal by the Company of the decision. Trading of the Company’s common stock on the NYSE was suspended on July 6, 2020. The Company does not intend to appeal the decision.

As a result, the Company’s trading of its common stock commenced on July 7, 2020 on the OTC Pink, under the symbol “RTWI.”

The Company’s transition to the OTC Pink does not affect the Company’s business operations, nor does it trigger any violation of its asset-based credit facility or other obligations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

Exhibit No.	Description
99.1	Press release issued on July 7, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTW RETAILWINDS, INC.

/s/ Sheamus Toal
Date: July 7, 2020	Name:	Sheamus Toal
	Title:	Chief Executive Officer and
Chief Financial Officer

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